SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                          July 22, 1997 (July 22, 1997)


                       NORFOLK SOUTHERN RAILWAY COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                   1-743; 1-3744;
             Virginia              1-4793; 1-546-2           53-6002016
    ------------------------    ---------------------    -------------------
    (State of Incorporation)    (Commission File No.)      (IRS Employer
                                                         Identification No.)

                            Three Commercial Place
                         Norfolk, Virginia  23510-2191
                   ----------------------------------------
                   (Address of principal executive offices)


                               (757) 629-2682
                      -------------------------------
                      (Registrant's telephone number)


                                  No Change
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)



     ITEM 5.   OTHER EVENTS.

                    On July 22, 1997, the Board of Directors of
               Registrant's parent, Norfolk Southern Corporation ("NS"), approved a 3-for-1 split of NS' Common Stock, the only outstanding class of equity security of NS; the split does not require NS stockholder approval. The split is to be effective at the close of business on the date (now anticipated to be September 5, 1997) of issuance by the Virginia State Corporation Commission of its related Certificate of Amendment to NS' Restated Articles of Incorporation. The effective date of that Certificate also will be the record date for the split.

                    A copy of NS' Restated Articles of Incorporation
               reflecting the amendment will be filed as Exhibit 3(a) to NS' quarterly report on Form 10-Q for the quarter in which the amendment is effective.

     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS.

               (c)  Exhibits.

               99 Copy of the NS (Registrant's parent) press release, dated July 22, 1997, concerning announcement by the NS Board of Directors to split NS Common Stock on a 3-for-1 basis.



                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: July 22, 1997

                                   NORFOLK SOUTHERN RAILWAY COMPANY
                                             (Registrant)

                                   By: /s/ DEZORA M. MARTIN
                                      -------------------------------
                                        Dezora M. Martin
                                        Assistant Corporate Secretary



                               EXHIBIT INDEX

          Exhibit
          Number          Description
          -------         -----------
          99 Copy of the NS (Registrant's parent) press release, dated July 22, 1997, concerning announcement by its Board of Directors to split NS Common Stock on a 3-for-1 basis.